FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 16, 2013 (May 14, 2013)

ESSEX PROPERTY TRUST, INC.
ESSEX PORTFOLIO, L.P.
(Exact name of registrant as specified in its charter)

001-13106 (Essex Property Trust, Inc.)
333-44467-01 (Essex Portfolio, L.P.)
(Commission File Number)

Maryland (Essex Property Trust, Inc.)	77-0369576 (Essex Property Trust, Inc.)
California (Essex Portfolio, L.P.)	77-0369575 (Essex Portfolio, L.P.)
(State of Incorporation)	(I.R.S. Employer Identification No.)

925 East Meadow Drive, Palo Alto, California 94303
(Address of principal executive offices) (Zip Code)

(650) 494-3700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           At the Annual Meeting of Stockholders held on May 14, 2013, as described under Item 5.07 below, the stockholders of Essex Property Trust, Inc. (the “Company”) approved the 2013 Stock Award and Incentive Compensation Plan (the “2013 Plan”).  The Company’s proxy statement for this meeting filed with the SEC on April 1, 2013, summarized the 2013 Plan in the text of Proposal No. 3.  The proxy statement also included a copy of the 2013 Plan as Appendix B.  The summary below of certain key provisions of the 2013 Plan is qualified by reference to the actual text of the 2013 Plan.

The following is a summary of the key provisions of the 2013 Plan:

Plan Term:  From June 1, 2013 until the earlier of (i) May 31, 2023, or (ii) its termination by the Board.

Eligible Participants:  Employees of the Company are eligible to receive each type of award offered under the 2013 Plan, including incentive stock options.  Consultants and directors are eligible to receive awards other than incentive stock options under the 2013 Plan.

Shares Available for Awards:  1,000,000 shares of the Company’s common stock (“Shares”), plus any Shares that have not been issued under the Company's 2004 Stock Incentive Plan, including Shares subject to outstanding awards under the 2004 Stock Incentive Plan that are not issued or delivered to a participant for any reason.  No more than 500,000 Shares may be issued pursuant to “full value” awards, which are generally awards in which a participant receives the entire value of the Shares without having to pay an exercise or purchase price, as restricted stock or restricted stock units.

Award Types:

(1)	Stock options (“incentive stock options,” within the meaning of Section 422 of the Code, and non-qualified stock options)
(2)	Restricted stock
(3)	Restricted stock units
(4)	Stock appreciation rights
(5)	Dividend equivalent rights
(6)	Performance bonus awards
(7)	Operating partnership units, which are exchangeable or convertible for Shares
(8)	Profits interests in the operating partnership
(9)	Other stock-based awards

Award Terms:  Awards granted under the 2013 Plan generally have a term of no longer than 10 years from the date of grant, and incentive stock options granted to ten percent owners will have a term of no longer than 5 years.

ISO Limits:  No more than 1,000,000 Shares may be issued upon the exercise of incentive stock options granted under the 2013 Plan.

162(m) Share Limits:  Section 162(m) of the Code requires among other things that the maximum number of Shares awarded to an individual must be approved by a company’s stockholders in order for the awards granted under a plan to be eligible for treatment as performance-based compensation that will not be subject to the $1 million limitation on tax deductibility for compensation paid to certain specified executive officers. Accordingly, the 2013 Plan limits awards granted to an individual participant in any calendar year to:  (1) no more than 200,000 Shares subject to options or stock appreciation rights, provided that an additional one-time grant of up to 100,000 Shares may be made to new hires; and (2) no more than 150,000 Shares subject to awards of performance-based restricted stock awards, performance-based restricted stock unit awards, or other similar performance-based awards, provided that an additional one-time grant of up to 50,000 Shares may be made to new hires; and (3) no more than $1,500,000 may be granted in the form of awards payable in cash, including performance bonus awards.

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Vesting:  Determined by the Administrator (as defined in the 2013 Plan) within limits set forth in the 2013 Plan.

Not Permitted:

(1)           Repricing or reducing the exercise price of an option or stock appreciation right without the approval of the stockholders of the Company.

(2)           Canceling or exchanging, without approval of the stockholders of the Company, any outstanding option or stock appreciation right in consideration for the grant of a cash payment, a new option or stock appreciation right with a lower exercise price, or a new award when the exercise price of the option or stock appreciation right exceeds the fair market value of the underlying Shares.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 15, 2013, the Company filed Articles of Amendment and Restatement with the State Department of Assessments and Taxation of Maryland, to reflect the amendment of the Company’s charter to eliminate classification of the board of directors and elect directors annually, as approved by our stockholders at the Annual Meeting of Stockholders held on May 14, 2013, as described under Item 5.07 below.  These Articles of Amendment and Restatement include all of the Company’s charter provisions, as amended to date, in one instrument.

The charter amendment was described in the text of Proposal No. 2 in the Company’s proxy statement for the Annual Meeting of Stockholders filed with the SEC on April 1, 2013.  The proxy statement also included a copy of the charter amendment showing deletions and additions of text as Appendix A.

The Company also amended and restated its bylaws (pursuant to the approval of its Board of Directors effective upon receipt of the stockholder approval of the charter amendment described above) to make conforming changes to eliminate classification of the board of directors and elect directors annually.  In order to conform the bylaws to the charter described above, the bylaw amendment deleted former Section 3.3 which provided for three classes of directors, and revised re-numbered Section 3.4 to add language to the effect that directors will be elected annually.

Copies of the Articles of Amendment and Restatement and Third Amended and Restated Bylaws are included as exhibits to this report, and the summaries of the amendments above are qualified by reference to the full text of the applicable instrument.

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 14, 2013, the Company held its Annual Meeting of Stockholders, at which the stockholders:

1.           Elected the following three directors of the Company to serve until the 2014 annual meeting of stockholders and until their successors are elected and qualified:  Keith R. Guericke, Issie N. Rabinovitch and Thomas E. Randlett.

2.           Approved the amendment of our charter to eliminate classification of the board of directors and elect directors annually.

3.           Approved the 2013 Stock Award and Incentive Compensation Plan.

4.           Approved the 2013 Employee Stock Purchase Plan.

5.           Ratified the appointment of KPMG LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2013.

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6.           Cast an advisory vote approving the Company's executive compensation disclosed in the proxy statement.

As of the record date of February 28, 2013, for the Annual Meeting of Stockholders, there were 37,990,836 shares outstanding and entitled to vote.

(i)	The results of the voting for the directors were as follows:

	Affirmative	Withheld
Keith R. Guericke	31,270,452	1,233,904
Issie N. Rabinovitch	28,673,941	3,830,415
Thomas E. Randlett	31,780,812	723,544

There were 2,319,850 broker non-votes with respect to the election of the Company’s directors.

(ii)	The results of the voting to amend our charter to elect directors annually were as follows:

For	Against	Abstentions	Broker Non-Votes
32,490,339	6,861	7,156	2,319,850

(iii)	The results of the voting for the 2013 Stock Award and Incentive Compensation Plan were as follows:

For	Against	Abstentions	Broker Non-Votes
31,282,086	1,211,280	10,990	2,319,850

(iv)	The results of the voting for the 2013 Employee Stock Purchase Plan were as follows:

For	Against	Abstentions	Broker Non-Votes
32,078,271	37,895	388,190	2,319,850

(v)	The results of the voting for the ratification of KPMG, LLP as the Company’s registered public accounting firm for 2013 were as follows:

For	Against	Abstentions	Broker Non-Votes
34,701,485	109,769	12,952	0

(vi)	The results of the advisory vote to approve executive compensation were as follows:

For	Against	Abstentions	Broker Non-Votes
31,716,785	708,549	79,022	2,319,850

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Number	Description

3.1	Articles of Amendment and Restatement of Essex Property Trust, Inc.

3.2	Third Amended and Restated Bylaws of Essex Property Trust, Inc. (as of May 14, 2013)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2013

ESSEX PROPERTY TRUST, INC.

/s/ Michael T. Dance
	Name:	Michael T. Dance
	Title:	Executive Vice President &
Chief Financial Officer

ESSEX PORTFOLIO, L.P.

	By:	Essex Property Trust, Inc.,
it's General Partner

/s/ Michael T. Dance
	Name:	Michael T. Dance
	Title:	Executive Vice President &
Chief Financial Officer

EXHIBIT INDEX

Number	Description

3.1	Articles of Amendment and Restatement of Essex Property Trust, Inc.

3.2	Third Amended and Restated Bylaws of Essex Property Trust, Inc. (as of May 14, 2013)